SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 28, 2008
VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)
(205) 298-3000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On August 28, 2008, the Company announced that Robert A. Wason IV, 56, has been named Senior Vice President and General Counsel. Mr. Wason joined the Company in 1988 as General Counsel. He then served in various senior management positions in the Company’s former Chemicals Division. Since January, 1999, Mr. Wason has served as Senior Vice President – Corporate Development for the Company. Mr. Wason will replace William F. Denson, III, who is retiring effective August 29, 2008.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits:

Exhibit No.	Description
99.1	Press Release Dated August 28, 2008.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vulcan Materials Company
Date: August 29, 2008	By:	/s/ Daniel F. Sansone
Daniel F. Sansone
Senior Vice President and Chief Financial Officer